Exhibit 99.2

FOR IMMEDIATE RELEASE	CONTACT:	Joe Bartolotta
Eastern Bank
(781) 596-4411

Geri Denterlein
MASSBANK
(617) 306-2105
Eastern Bank Corporation announces plans to acquire MASSBANK Corp.
Agreement enhances convenience and service for customers
     BOSTON, March 10, 2008 – Eastern Bank Corporation signed a definitive agreement to acquire MASSBANK Corp. (NASDAQ: MASB), parent company of Reading-based MASSBANK, in a cash transaction valued at approximately $170 million, or $40 per share, the two companies announced this evening.
     The merger will provide enhanced convenience for Eastern Bank and MASSBANK customers, who will have access to almost 90 branch locations and more than 100 ATMs across eastern Massachusetts upon completion of the merger. The merger is Eastern’s third in the past four years, as it continues to expand its presence throughout eastern Massachusetts.
     “Middlesex County is an important market for Eastern and this agreement improves our presence there, while enabling us to better serve customers at both banks,” said Richard E. Holbrook, Eastern’s chairman and CEO.
     “We’re proud of our nearly 200 year history of providing financial advice and solutions to Massachusetts residents, and we look forward to serving MASSBANK customers and the communities in which they live,” Holbrook said. Mr. Holbrook will remain chairman and CEO of Eastern Bank following the merger, and chairman, president and CEO of Eastern Bank Corporation.
     Pending approval by state and federal regulators and shareholders of MASSBANK Corp., the merger creates a $7.6 billion bank serving more than 400,000 consumers and businesses across eastern Massachusetts. The boards of directors of both

Eastern acquires MASSBANK
companies have approved the transaction, which is expected to close in the second half of 2008.
     “MASSBANK has been effective at both providing great service to our customers and creating a prudent business strategy that has allowed us to be one of the most successful community-based banks in Massachusetts,” said Gerard H. Brandi, MASSBANK’s chairman, president and CEO. “Eastern Bank shares our philosophy, and we believed the time was right for a partnership that would benefit customers and shareholders alike.”
     “By combining our resources with Eastern, we can offer both the advantages of a larger bank – including up to date technology, access to a larger network of ATMs and branches and greater product diversity – while simultaneously ensuring that a locally operated bank will serve our communities for many years to come,” Brandi said. Mr. Brandi is expected to become a vice chairman of Eastern Bank Corporation following the merger.
     MASSBANK operates 15 branches in Reading, Chelmsford, Dracut, Everett, Lowell, Medford, Melrose, Stoneham, Tewksbury, Westford and Wilmington. Chartered as a savings bank, MASSBANK’s acquisition by Eastern – a full-service commercial bank – will enable its locations to better serve the small business community with lending and cash management services.
     Over the past several years, Eastern has consistently ranked among the top lenders to small businesses in the Boston Metropolitan Statistical Area, according to data compiled by the Federal Financial Services Institution Council. It offers an array of commercial banking services, including commercial and industrial lending, commercial real estate financing and cash management. It also offers commercial insurance products through its subsidiary, Eastern Insurance. Finally, Eastern’s private banking group, which is part of its wealth management division, is adept at meeting the often-complex borrowing and deposit needs of business owners and individuals alike.
     Sandler O’Neill & Partners, L.P. acted as financial advisor to Eastern Bank Corporation and provided a fairness opinion, while Nutter, McClennen & Fish LLP acted as legal counsel. Friedman, Billings, Ramsey & Co., Inc. acted as financial advisor to MASSBANK Corp. and provided a fairness opinion, while Goodwin Procter LLP served as legal counsel.

Eastern acquires MASSBANK
About Eastern Bank
     Founded in 1818 and based in Boston, Eastern Bank is the largest independent, mutually owned commercial banking franchise in New England.  With $6.8 billion in assets and 74 branches stretching from Merrimack Valley to Cape Cod, Eastern offers superior service, convenience and a full range of financial products for consumers, businesses, investors, government agencies and not-for-profit organizations.  Its subsidiaries include Eastern Insurance and Fantini & Gorga, a real estate advisory firm. For more information, visit www.easternbank.com.
About MASSBANK
     MASSBANK is a Massachusetts-chartered savings bank founded in 1872 as the Melrose Savings Bank. In 1983, the Reading Savings Bank was merged with and into the Melrose Savings Bank and the name of the resulting institution was changed to MASSBANK for Savings. In 1986, the Bank converted from mutual to stock form of ownership. MASSBANK has $800 million in assets and 15 branches serving Middlesex County. For more information, visit www.massbank.com.
Cautionary Statement
This press release may contain forward-looking information, including information concerning MASSBANK Corp., (“MASSBANK”) and expectations concerning the acquisition of MASSBANK by Eastern Bank Corporation (the “Acquisition”). These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause MASSBANK’s actual results or performance to be materially different from the results and performance expressed or implied by the forward-looking statements. Forward-looking statements include, but are not limited to, statements concerning MASSBANK’s belief, expectations or intentions concerning MASSBANK’s future performance and the likelihood that the Acquisition will in fact occur in a timely manner. These statements reflect MASSBANK’s current views. They are based on numerous assumptions and are subject to numerous risks and uncertainties relating to the Acquisition, including obtaining all requisite regulatory approvals in a timely fashion, obtaining the timely approval of MASSBANK’s stockholders, absence of a material adverse effect on MASSBANK, satisfaction of all other conditions to the Acquisition and timely closing of the Acquisition by both parties.
Additional Information and Where to Find It
MASSBANK plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the transaction (the “Proxy Statement”). The Proxy Statement will contain important information about MASSBANK, Eastern, the transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE

Eastern acquires MASSBANK
DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by MASSBANK through the web site maintained by the SEC at www.sec.gov.
In addition, documents filed by MASSBANK with the SEC, including filings that will be incorporated by reference in the Proxy Statement, can be obtained, without charge, upon written request addressed to the Secretary of the Company, 123 Haven Street, Reading, Massachusetts 01867.
MASSBANK, Eastern and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding MASSBANK’s directors and executive officers is contained in MASSBANK’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC on March 15, 2007, and its proxy statement for its 2007 annual meeting, as filed with the SEC on March 16, 2007. Information about Eastern’s directors, executive officers and other members of management is available from its 2006 Annual Report, which can be obtained for free from its website at www.easternbank.com, and will also be available in a Schedule 13D to be filed by Eastern with the SEC. Additional information regarding the interests of those participants may be obtained by reading the Proxy Statement regarding the proposed transaction when it becomes available. INVESTORS AND SECURITY HOLDERS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION.
For further information contact Reginald E. Cormier, MASSBANK Senior Vice President, Treasurer and CFO at (781) 942-8192.
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